UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 6, 2017

Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
(b) On June 6, 2017, at the annual meeting of stockholders (the “Annual Meeting”) of Live Nation Entertainment, Inc. (the “Company”):
1. Mark Carleton, Jonathan Dolgen, Ari Emanuel, Ted Enloe, Jeff Hinson, Jimmy Iovine, Peggy Johnson, Jim Kahan, Greg Maffei, Randall Mays, Michael Rapino and Mark Shapiro were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders held in 2018 or until their successors are elected and qualified;
2. an advisory resolution was passed in favor of the Company’s executive compensation;
3. an advisory resolution was passed in favor of holding stockholder advisory votes on the Company’s executive compensation every three years; and
4. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2017 fiscal year.
The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Mark Carleton	183,979,915	4,619,953	149,821	5,623,154
Jonathan Dolgen	186,053,780	2,546,032	149,877	5,623,154
Ari Emanuel	185,922,582	2,680,835	146,272	5,623,154
Ted Enloe	184,703,389	3,895,426	150,874	5,623,154
Jeff Hinson	186,111,587	2,488,368	149,734	5,623,154
Jimmy Iovine	137,498,680	51,104,635	146,374	5,623,154
Peggy Johnson	186,323,057	2,280,541	146,091	5,623,154
Jim Kahan	186,291,750	2,307,974	149,965	5,623,154
Greg Maffei	148,582,862	40,017,083	149,744	5,623,154
Randall Mays	185,445,255	3,160,445	143,989	5,623,154
Michael Rapino	186,187,156	2,420,422	142,111	5,623,154
Mark Shapiro	184,759,227	3,841,017	149,445	5,623,154

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
167,941,298	20,655,167	153,224	5,623,154

Proposal No. 3 – Advisory Vote on the Frequency of Stockholder Advisory Votes on the Company’s Executive Compensation
3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
115,847,064	33,908	72,723,665	145,052	5,623,154

Proposal No. 4 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2017
For	Against	Abstained
193,879,783	330,556	162,504

(d) Consistent with the voting results for Proposal 3 at the Annual Meeting, on June 6, 2017 the Company determined to hold an advisory vote on the compensation of the Company’s named executive officers every three years until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Company’s Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
June 8, 2017